LEASES	12 Months Ended
Dec. 31, 2024
Leases
LEASES

NOTE 17 – LEASES

The Company’s offices are located in 15 Ha’Tidhar St., Raanana, Israel, and according to the lease agreement the current lease period is five years beginning on September 9, 2021 until September 8, 2026 (the “Lease Agreement”).

According to the Lease Agreement, the monthly rent for the Company’s offices (excluding parking and management fees) are approximately NIS 79 thousand (approx. $25) in the first two years, NIS 82 thousand (approx. $26) in the third and fourth lease years and NIS 83 thousand (approx. $26) in the fifth year. All the amounts are linked to the Israeli Consumer Price Index.

According to the Lease Agreement, the Company has an option to extend the lease period for another five years from September 9, 2026, to September 8, 2031, with a monthly rent of between NIS 96 thousand (approx. $30) and NIS 102 thousand (approx. $32) over the additional lease period linked with the Israeli Consumer Price Index.

The lease liability and right-of-use asset reflects the expected lease term until September 8, 2026 as the Company concluded that it was not reasonably certain that the option to extend will be exercised.

For the years ended December 31, 2024, 2023 and 2022, operating lease expenses recorded in the Statements of Comprehensive Loss were $355, $375 and $357, respectively.

Future lease payments under operating leases as of December 31, 2024 were as follows:

2025	320
2026	221
Total future lease payments	541
Less imputed interest	(19)
Total lease liability balance	522

The weighted average lease term and weighted average discount rate as of December 31, 2024, was as follows:

Operating leases weighted average remaining lease term (in years)	1.7
Operating leases weighted average discount rate	5.1%